Execution Version

WILLIAMS PARTNERS L.P.
$1,000,000,000 of Common Units Representing Limited Partner Interests
Third Amendment to Equity Distribution Agreement
August 2, 2016
Citigroup Global Markets Inc.
Barclays Capital Inc.
J.P. Morgan Securities LLC
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Scotia Capital (USA) Inc.
Deutsche Bank Securities Inc.
Morgan Stanley & Co. LLC
Mizuho Securities USA Inc.
MUFG Securities Americas Inc.
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:
THIS THIRD AMENDMENT TO EQUITY DISTRIBUTION AGREEMENT (the “Amendment”), is made and entered into as of August 2, 2016, by and among Williams Partners L.P., a Delaware limited partnership (the “Partnership”), WPZ GP LLC, a Delaware limited liability company (the “General Partner”), and Citigroup Global Markets Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Mizuho Securities USA Inc. and MUFG Securities Americas Inc. (the “Managers”). The Partnership and the General Partner are herein referred to as the “Williams Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Equity Distribution Agreement (as defined below).
WHEREAS, each of the Williams Parties and the Managers are parties to an Equity Distribution Agreement, dated March 6, 2015, as amended as of June 17, 2015 and February 29, 2016 (the “Equity Distribution Agreement”), with respect to the offering and sale of up to $1,000,000,000 of Common Units;
WHEREAS, each of the Williams Parties and the Managers, by executing this agreement, hereby consent to the amendment of the Equity Distribution Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Williams Parties and the Managers agree as follows:
SECTION 1.Amendment to Equity Distribution Agreement.
(a)From and after the date of this Amendment, all references in the Equity Distribution Agreement to Latham & Watkins LLP shall be deemed to refer to Shearman & Sterling LLP, counsel for the Managers, at 599 Lexington Avenue, New York, New York 10022, or such other firm as shall be mutually agreed upon by the Company and the Managers.
(b)    From and after the date of this Amendment, all references in the Equity Distribution Agreement to Mitsubishi UFJ Securities (USA), Inc. shall be deemed to refer to MUFG Securities Americas Inc.
(c)    Section 2(i) of the Equity Distribution Agreement is hereby amended by deleting the word “indirectly” preceding the phrase “owns a 100% limited liability company interest in the General Partner” in the final sentence of such section.
(d)    Section 3(a)(i) of the Equity Distribution Agreement is hereby amended by adding after the words “any of the individuals listed as Authorized Representatives on Schedule II hereto” the following phrase: “which Schedule II may be updated by the Partnership or its counsel from time to time by written notice delivered to the Managers or their counsel.”
(e)    Schedule II of the Equity Distribution Agreement is hereby amended by inserting the name “Damen Roccasalva” in place of the name “Michael Elder.”
SECTION 2.Representations and Warranties. Each of the Williams Parties, jointly and severally, represents and warrants to, and agrees with the Managers as set forth below in this Section 2.
(a)Each of the Williams Parties that is a party to this Amendment has all requisite power and authority to execute and deliver this Amendment and perform its respective obligations hereunder. The Partnership has all requisite limited partnership power and authority to offer, sell and deliver the Common Units in accordance with and upon the terms and conditions set forth in the Equity Distribution Agreement, the Partnership Agreement, the Registration Statement, the Disclosure Package and the Prospectus. At each Representation Date and each Settlement Date, all limited partner and limited liability company action, as the case may be, required to be taken by any of the Williams Parties or any of their members or partners for the authorization, offering, sale and delivery of the Common Units and the consummation of the transactions contemplated by the Equity Distribution Agreement shall have been validly taken.

(b)This Amendment has been duly authorized, executed and delivered by the Williams Parties.
(c)The representations and warranties of the Williams Parties contained in the Equity Distribution Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof.
SECTION 3.Effectuation. The amendments contemplated by this Amendment shall be deemed effective as of August 2, 2016 upon the execution of this Amendment by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.
SECTION 4.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
SECTION 5.Effect on Agreement. Except as specifically modified herein, the Equity Distribution Agreement shall continue to be in full force and effect. The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereto. From and after the date hereof, all references in the Equity Distribution Agreement to the “Agreement” shall mean the Equity Distribution Agreement as modified by this Amendment.
SECTION 6.Severability. Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
SECTION 7.Further Assurances. Each party to this Amendment shall execute and deliver such documents and shall take such actions as may be reasonably necessary or desirable to effect the transactions described in this Amendment.

SECTION 8.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD APPLY THE LAWS OF ANY OTHER STATE. THE WILLIAMS PARTIES AND THE MANAGERS EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF EITHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO OR ARISING OUT OF THE TERMS OF THIS AMENDMENT AND THE OFFERING CONTEMPLATED HEREBY.
SECTION 9.Other Miscellaneous Terms. The provisions of Sections 8-10, 13 and 15-21 of the Equity Distribution Agreement shall apply mutatis mutandis to this Amendment, and to the Equity Distribution Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.
[Signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Williams Parties and the Managers.
Very truly yours,

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC, its general partner

By:    /s/ Peter S. Burgess
Name: Peter S. Burgess
    Title: Treasurer

WPZ GP LLC

By:    /s/ Peter S. Burgess
Name: Peter S. Burgess
Title: Treasurer

[Signature Page to Third Amendment to Equity Distribution Agreement]

The foregoing Amendment is hereby confirmed
and accepted as of the date first written above.

CITIGROUP GLOBAL MARKETS INC.

By:    /s/ Robert G. Leonard
    Name: Robert G. Leonard
    Title: Managing Director

BARCLAYS CAPITAL INC.

By:    /s/ Amit Chandra
    Name: Amit Chandra
    Title: Managing Director

J.P. MORGAN SECURITIES LLC

By:    /s/ Adam S. Rosenbluth
    Name: Adam S. Rosenbluth
    Title:

UBS SECURITIES LLC

By:    /s/ Christopher Wicklund
    Name: Christopher Wicklund
    Title: Director

By:    /s/ Terence Austin
    Name: Terence Austin
    Title: Associate Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:    /s/ David Anders
    Name: David Anders
    Title: Managing Director

[Signature Page to Third Amendment to Equity Distribution Agreement]

SCOTIA CAPITAL (USA) INC.

By:    /s/ Josh Weismer
    Name: Josh Weismer
    Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:    /s/ Young Kim
    Name: Young Kim
    Title: Managing Director

By:    /s/ Stephen Lambrix
    Name: Stephen Lambrix
    Title: Director

MORGAN STANLEY & CO. LLC

By:    /s/ Ashley MacNeill
    Name: Ashley MacNeill
    Title: Executive Director

MIZUHO SECURITIES USA INC.

By:    /s/ Paul Gaydos
    Name: Paul Gaydos
    Title: Director of Syndicate

MUFG SECURITIES AMERICAS INC.

By:    /s/ David McMillan
    Name: David McMillan
    Title: Managing Director

[Signature Page to Third Amendment to Equity Distribution Agreement]